UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 19, 2014

PARKE BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-51338	65-1241959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Delsea Drive, Washington Township, New Jersey	08080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (856) 256-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[  ]           Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

PARKE BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.02.      Termination of a Material Definitive Agreement.

Effective May 19, 2014, the Federal Deposit Insurance Corporation (the “FDIC”) and the State of New Jersey Department of Banking terminated the Consent Orders entered into between Parke Bank, the Company’s wholly owned subsidiary, and the FDIC and the Department of Banking.  The material terms and conditions of the Consent Orders were previously disclosed in the Company’s Current Report on Form 8-K filed on April 10, 2012, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PARKE BANCORP, INC.
Date: May 22, 2014	By:	/s/ John F. Hawkins
John F. Hawkins Senior Vice President and Chief Financial Officer (Duly Authorized Representative)